Exhibit 10.6

July 22, 2025

Equiniti Trust Company LLC

28 Liberty Street, Floor 53

New York, NY 10005

Attention: REDACTED, Team Lead
Team Email: REDACTED

Instruction to Reserve Shares

Ladies and Gentlemen:

The undersigned ProPhase Labs, Inc., a Delaware corporation (the “Company”), and certain investors identified therein (the “Investors”), including the undersigned REDACTED (“Lead Investor”) have entered into a Securities Purchase Agreement dated as of the date hereof (the “Agreement”) providing for the issuance of the Company’s Senior Secured Convertible Note(s) (“Notes”) and Warrants (“Warrants”; and collectively with the Notes, “Securities”) to purchase Common Stock, par value $0.0005 per share, of the Company (“Common Stock”).

You as the Company’s duly appointed and acting transfer agent for the Common Stock (“Transfer Agent”) are hereby irrevocably authorized and instructed to reserve a specified number of shares of Common Stock (initially being 1,000,0000 shares of Common Stock) for issuance upon any partial or full conversion of Notes and/or exercise of Warrants in accordance with the terms thereof. In the event of a stock split, the reserve amount will be automatically adjusted with the same ratio as the stock split. The amount of Common Stock so reserved may be increased, from time to time, only upon the written instructions of the Company or the Lead Investor. Without limiting the generality of foregoing, upon the Company’s obtaining of the Stockholder Approval (as defined and provided in Section 4.03 of the Agreement) the Company shall and the Lead Investor may instruct the Transfer Agent to increase such amount reserved to 226,310,704 shares. The Company and Lead Investor understand that the Transfer Agent will only increase the reserve if authorized unissued shares of Common Stock are available and have not been previously reserved. Further, conversions and exercises will only be processed should there be sufficient unissued, but authorized shares of Common Stock available.

The ability to convert or exercise the Securities in a timely manner is a material obligation of the Company pursuant to such Securities. You have the right to rely on each notice of conversion or exercise (“Notice”) as presented and have no responsibility to verify the conversion formula used. Provided you are acting as Transfer Agent at the time, your firm is hereby irrevocably authorized and instructed to within two (2) trading days issue shares of Common Stock to relevant Investors without any further action or confirmation by the Company upon your receipt from the relevant Investor of: (i) a Notice executed by such Investor; (ii) opinion of counsel confirming that the shares to be issued have been registered and the relevant registration statement under the Securities Act of 1933, as amended (the “Securities Act”), is currently effective or an opinion of counsel of such Investor or the Company, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the Transfer Agent), to the effect that the applicable shares of Common Stock are not “restricted securities” as defined in Rule 144 and otherwise may be issued pursuant to Rule 144 under the Securities Act without any transfer restrictions; and (iii) customary seller representation letter for sales made under Rule 144 signed by such Investor if applicable. Such shares should be issued and delivered, at the option of the Investor as specified in the Notice or similar instruction either (i) electronically if the Company is approved by The Depository Trust Company (“DTC”) for Deposit Withdrawal at Custodian (“DWAC”) processing by making the shares available in book-entry form for further credit to the Investor’s account at a participant broker with DTC through its DWAC system, provided the Investor causes its broker or bank to properly initiate a DWAC deposit, or (ii) in certificated form without any restrictive legend which would restrict the transfer of the shares; provided, however, that if such shares are not registered for resale under the Securities Act or are not able to be sold under Rule 144 and you have not received an opinion of counsel that the issuance of the shares is exempt from registration under the Securities Act, then the issued certificates for such shares shall bear the following restrictive legend:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

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The unissued shares of Common Stock shall remain in the created reserve with you, the Transfer Agent, until the Lead Investor and an authorized officer of the Company provide written instructions to you that the shares or any part of them shall be taken out of the reserve and shall no longer be subject to the terms of these instructions.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder. Such indemnification includes any claim made by the Company against you with respect to these instructions or the performance of your duties hereunder. You shall have no liability to the Company in respect of this, and you shall be entitled to rely in this regard on the advice of counsel.

The Board of Directors of the Company has approved the foregoing IRREVOCABLE INSTRUCTIONS. The Company hereby confirms to you that no instruction other than as contemplated herein will be given to you by Company with respect to the matters referenced herein. Company hereby authorizes you, and you shall be obligated, to disregard any contrary instruction received by or on behalf of Company or any other person purporting to represent Company. At your sole discretion, you are also authorized to release any information you deem necessary for the processing, clearing, and settlement of the shares arising from this reservation.

Notwithstanding any other provision hereof, Company and Lead Investor understand that you shall not be required to perform any issuance or transfer of shares of Common Stock underlying the Securities if (i) such an issuance or transfer of shares is in violation of any state or federal securities laws or regulations, or (ii) the issuance or transfer of such shares is prohibited or stopped as required or directed by an order of a court of competent jurisdiction. The Company is responsible for all fees associated with the conversion of Notes and exercise of Warrants, including delivery and transfer of shares.

The Company agrees that in the event that you resign or are terminated as the Company’s Transfer Agent, the Company shall engage a suitable replacement agent that will agree to serve as agent for the Company within five (5) business days. You reserve the right to resign as Transfer Agent at any time in accordance with the terms of your agreement(s) with the Company, and upon either voluntary resignation or termination by the Company, your obligations under this letter shall cease immediately and you shall have no further obligations to act under these instructions. Notwithstanding the foregoing, the Company acknowledges that you will complete any pending Notice that is outstanding at the time of termination by either party.

This letter is governed by the laws of the State of Delaware.

[Signature Page Follows]

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The Investor is intended to be and is a third-party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

Very truly yours,

PROPHASE LABS, INC.

By:
Name:	Ted Karkus
Title:	Chief Executive Officer

Acknowledged and Agreed:

Lead Investor:

REDACTED

By:
Name:	REDACTED
Title:	Managing Partner

Transfer Agent:

EQUINITI TRUST COMPANY LLC

By:
Name:
Title: